                                                                      Exhibit 21

               H.B. FULLER COMPANY AND CONSOLIDATED SUBSIDIARIES
                            AS OF NOVEMBER 30, 2002

                                             JURISDICTION OF                                              %
                  SUBSIDIARY                   ORGANIZATION                   OWNERSHIP                 OWNED
------------------------------------------------------------------------------------------------------------------------
                                              UNITED STATES
                                            -------------------
    H.B. Fuller Company                       United States
  * Aireline, Inc.                            United States    H.B. Fuller Company                        100.0
    H.B. Fuller International Inc.            United States    H.B. Fuller Company                        100.0
  * F.A.I. Trading Company                    United States    H.B. Fuller Company                        100.0
  * H.B. Fuller Company Puerto Rico           United States    H.B. Fuller Company                        100.0
    Foster Products Corporation               United States    H.B. Fuller Company                        100.0
    TEC Specialty Products, Inc.              United States    H.B. Fuller Company                        100.0
    H.B. Fuller Licensing & Financing, Inc.   United States    H.B. Fuller Company                        100.0
    Adalis Corporation                        United States    H.B. Fuller Company                        100.0
    Stratyc, Inc.                             United States    H.B. Fuller Company                        100.0
    Stratyc LLC                               United States    H.B. Fuller Company                         99.0
                                                               Stratyc, Inc.                                1.0
    H.B. Fuller Ventures, Inc.                United States    H.B. Fuller Company                        100.0
    H.B. Fuller Automotive Company            United States    H.B. Fuller Company                        100.0
                                                  EFTEC
                                            -------------------
    EFTEC North America, LLC                  United States    H.B. Fuller Automotive Company              70.0
    Autotek Sealants, Inc.                    United States    EFTEC North America, LLC                    48.0
    EFTEC Latin America                           Panama       EFTEC North America, LLC                    88.5
    EFTEC Brasil Ltda.                            Brazil       EFTEC Latin America                         99.9
                                                               EFTEC North America, LLC                     0.1
    Grupo Placosa EFTEC, S.A. de C.V.             Mexico       EFTEC North America, LLC                    33.3
    EFTEC Europe Holding AG                    Switzerland     EFTEC North America, LLC                    30.0
    EFTEC AG                                   Switzerland     EFTEC Europe Holding AG                    100.0
    EFTEC Sarl                                    France       EFTEC Europe Holding AG                    100.0
    EFTEC AB                                      Sweden       EFTEC Europe Holding AG                    100.0
    EFTEC Ltd.                                     U.K.        EFTEC Europe Holding AG                    100.0
    EFTEC NV.                                    Belgium       EFTEC Europe Holding AG                    100.0
    EFTEC S.A.                                    Spain        EFTEC Europe Holding AG                    100.0
    EFTEC GmbH                                   Germany       EFTEC Europe Holding AG                    100.0
    EFTEC Asia Pte. Ltd.                        Singapore      EFTEC Europe Holding AG                     60.0
                                                               H.B. Fuller Automotive Company              20.0
    EFTEC (Thailand) Co., Ltd.                   Thailand      EFTEC Europe Holding AG                    100.0
    Changchun EFTEC Chemical Products Ltd.        China        EFTEC Europe Holding AG                     25.0
    Shanghai EFTEC Chemical Products Ltd.         China        EFTEC Europe Holding AG                     60.0
                                              CANADA/MEXICO

    H.B. Fuller Canada Holding Co.                Canada       H.B. Fuller Company                        100.0
    H.B. Fuller Canada Investment Co.             Canada       H.B. Fuller Canada Holding Co.             100.0
    H.B. Fuller Canada (partnership)              Canada       H.B. Fuller Canada Holding Co.             99.99
                                                               H.B. Fuller Canada Investment Co.           0.01
    H.B. Fuller Mexico, S.A.                      Mexico       H.B. Fuller Company                        100.0
                                                  EUROPE
                                            -------------------
    H.B. Fuller Benelux B.V.                   Netherlands     H.B. Fuller Canada Holding Co.             100.0
    H.B. Fuller Austria Produktions GesmbH       Austria       H.B. Fuller Benelux B.V.                    90.0
                                                               H.B. Fuller Company                         10.0
    H.B. Fuller Austria GesmbH                   Austria       H.B. Fuller Benelux B.V.                    90.0
                                                               H.B. Fuller Company                         10.0
    H.B. Fuller Belgium N.V./S.A.                Belgium       H.B. Fuller Company                         99.8
                                                               H.B. Fuller Deutschland Produktions GmbH     0.2
    H.B. Fuller Deutschland Holding GmbH         Germany       H.B. Fuller Benelux B.V.                   100.0
    H.B. Fuller Deutschland Produktions GmbH     Germany       H.B. Fuller Deutschland Holding GmbH        90.0
                                                               H.B. Fuller Company                         10.0
    H.B. Fuller Deutschland GmbH                 Germany       H.B. Fuller Deutschland Holding GmbH       100.0
  * Isar-Rakoll Chemie, GmbH                     Germany       H.B. Fuller Deutschland Produktions GmbH   100.0
    H.B. Fuller France S.A.                       France       H.B. Fuller Benelux B.V.                    99.9

                                             JURISDICTION OF                                              %
                  SUBSIDIARY                   ORGANIZATION                   OWNERSHIP                 OWNED
------------------------------------------------------------------------------------------------------------------------
    H.B. Fuller Finance (Ireland)                Ireland       H.B. Fuller Europe GmbH                    100.0
    H.B. Fuller Italia Holding s.r.l.             Italy        H.B. Fuller Benelux B.V.                   100.0
    H.B. Fuller Italia Produzione s.r.l.          Italy        H.B. Fuller Italia Holding s.r.l.          100.0
    H.B. Fuller Italia s.r.l.                     Italy        H.B. Fuller Italia Holding s.r.l.          100.0
    H.B. Fuller Sverige AB                        Sweden       H.B. Fuller Benelux B.V.                   100.0
    H.B. Fuller Espana, S.A.                      Spain        H.B. Fuller Company                        100.0
  * H.B. Fuller Schweiz AG                     Switzerland     H.B. Fuller Deutschland Produktions GmbH   100.0
    H.B. Fuller Europe GmbH                    Switzerland     H.B. Fuller Benelux B.V.                    99.0
                                                               H.B. Fuller Canada Holding Co.               1.0
    H.B. Fuller Holdings Limited                   U.K.        H.B. Fuller Company                        100.0
    H.B. Fuller Group Limited                      U.K.        H.B. Fuller Holdings Limited               100.0
    H.B. Fuller U.K. Operations Ltd.               U.K.        H.B. Fuller Group Ltd.                     100.0
    H.B. F. Ltd.                                   U.K.        H.B. Fuller U.K. Operations Ltd.           100.0
    H.B. Fuller U.K. Ltd.                          U.K.        H.B. Fuller U.K. Operations Ltd.           100.0
    H.B. Fuller Coatings Limited                   U.K.        H.B. Fuller U.K. Operations Ltd.           100.0
                Branches: Dubai, UAE
    Powderstore Limited                            U.K.        H.B. Fuller U.K. Operations Ltd.           100.0
    Datac Ltd.                                     U.K.        H.B. Fuller U.K. Operations Ltd.           100.0
    H.B. Fuller U.K. Manufacturing Limited         U.K.        H.B. Fuller U.K. Operations Ltd.           100.0
                                               ASIA-PACIFIC
                                            -------------------
    H.B. Fuller Company Australia Pty. Ltd.     Australia      H.B. Fuller Company                        100.0
    H.B. Fuller (China) Adhesives Ltd.            China        H.B. Fuller Company                         99.0
  * H.B. Fuller India Private Limited             India        H.B. Fuller Company                         99.9
    H.B. Fuller Japan Company, Ltd.               Japan        H.B. Fuller Company                        100.0
    H.B. Fuller Korea, Ltd.                       Korea        H.B. Fuller Company                        100.0
    H.B. Fuller (Malaysia) Sdn. Bhd.             Malaysia      H.B. Fuller Company                        100.0
    H.B. Fuller Company (N.Z.) Ltd.            New Zealand     H.B. Fuller Company                         99.9
    H.B. Fuller (Philippines), Inc.            Philippines     H.B. Fuller Company                        93.68
    HBF Realty Corporation                     Philippines     H.B. Fuller Company                         40.0
    H.B. Fuller Taiwan Co., Ltd.                  Taiwan       H.B. Fuller Company                        100.0
    H.B. Fuller (Thailand) Co., Ltd.             Thailand      H.B. Fuller Company                         99.9
  * Multi-Clean (Lebanon) S.A.R.L.               Lebanon       H.B. Fuller Company                        100.0
  * H.B. Fuller Lebanon S.A.R.L.                 Lebanon       H.B. Fuller Company                        100.0
                                              LATIN AMERICA
                                            -------------------
    Centro de Pinturas Glidden-Protecto S.A.      Panama       H.B. Fuller Company                        100.0
    Fabrica de Pinturas Glidden, S.A.             Panama       H.B. Fuller Company                        100.0
    H.B. Fuller Holding Panama Co.                Panama       H.B. Fuller Company                        100.0
    Glidden Panama S.A.                           Panama       H.B. Fuller Holding Panama Co.             100.0
  * Distribuidora Americana, S.A.                Ecuador       H.B. Fuller Company                        100.0
    Kativo Chemical Industries, S.A.              Panama       H.B. Fuller Company                       99.999
                                      Kativo Consolidated Subsidiaries
                                      --------------------------------
    H.B. Fuller Argentina, S.A.                 Argentina      Kativo Chemical Industries, S.A.           99.99
                                                               H.B. Fuller Company                         0.01
    ------------------------------------------------------------------------------------------------------------
    H.B. Fuller Bolivia, Ltda.                   Bolivia       Kativo Chemical Industries, S.A.           50.00
                                                               Chemical Supply Corporation                50.00
    ------------------------------------------------------------------------------------------------------------
    H.B. Fuller Brazil, Ltda.                     Brazil       Chemical Supply Corporation                85.87
                                                               Kativo Chemical Industries, S.A.           14.11
                                                               Kativo de Panama, S.A.                      0.02
  * Adhesivos H.B. Fuller (Sul) Ltda.             Brazil       Chemical Supply Corporation                99.81 note b
                                                               Kativo Chemical Industries, S.A.            0.15
                                                               H.B. Fuller Brazil, Ltda.                   0.04
    ------------------------------------------------------------------------------------------------------------

    ------------------------------------------------------------------------------------------------------------
    H.B. Fuller Chile, S.A.                       Chile        Kativo Chemical Industries, S.A.           99.99
                                                               Minority                                    0.01
    ------------------------------------------------------------------------------------------------------------
    H.B. Fuller Colombia, Ltda.                  Colombia      Kativo Chemical Industries, S.A.           98.00
                                                               Minority                                    2.00
    ------------------------------------------------------------------------------------------------------------

                                             JURISDICTION OF                                              %
                  SUBSIDIARY                   ORGANIZATION                   OWNERSHIP                 OWNED
------------------------------------------------------------------------------------------------------------------------
    Kativo Costa Rica, S.A.                     Costa Rica     Kativo Chemical Industries, S.A.          100.00
    Reca Quimica, S.A.                          Costa Rica     Kativo Chemical Industries, S.A.          100.00
    H.B. Fuller Centroamerica, S.A.             Costa Rica     Kativo Chemical Industries, S.A.          100.00
  * Resistol, S.A.                              Costa Rica     Kativo Chemical Industries, S.A.          100.00
    ------------------------------------------------------------------------------------------------------------
    H.B. Fuller Caribe, S.A.                Dominican Republic Kativo Chemical Industries, S.A.           90.60
                                                               Chemical Supply Corporation                 8.82
                                                               Kativo Panama, S.A.                         0.01
                                                               Kativo Honduras, S.A.                       0.01
                                                               H.B. Fuller Centroamerica, S.A.             0.01
                                                               Olga Ferrer                                 0.54
                                                               Juan Bancalari                              0.01
    ------------------------------------------------------------------------------------------------------------
    H.B. Fuller Ecuador, S.A.                    Ecuador       Kativo Chemical Industries, S.A.           50.00
                                                               Chemical Supply Corporation                50.00
    ------------------------------------------------------------------------------------------------------------
    Kativo Industrial de El Salvador, S.A.     El Salvador     Kativo Chemical Industries, S.A.           80.00
                                                               Chemical Supply Corporation                20.00
  * H.B. Fuller El Salvador, S.A.              El Salvador     Kativo Chemical Industries, S.A.           80.00
                                                               Chemical Supply Corporation                20.00
  * Deco Tintas de El Salvador, S.A.           El Salvador     Kativo Chemical Industries, S.A.           80.00 note b
                                                               Chemical Supply Corporation                20.00
    ------------------------------------------------------------------------------------------------------------
    Kativo Comercial de Guatemala, S.A.         Guatemala      Kativo Chemical Industries, S.A.           80.00
                                                               Chemical Supply Corporation                20.00
  * H.B. Fuller Guatemala, S.A.                 Guatemala      Chemical Supply Corporation               100.00
  * Resistol, S.A.                              Guatemala      H.B. Fuller Guatemala, S.A.               100.00
    ------------------------------------------------------------------------------------------------------------
    Kativo de Honduras, S.A.                     Honduras      Kativo Chemical Industries, S.A.           69.29
                                                               Fuller Istmena, S.A.                       30.65
                                                               H.B. Fuller Panama, S.A.                    0.02
                                                               Kativo de Panama, S.A.                      0.02
                                                               Chemical Supply Corporation                 0.02
    Aerosoles de Centroamerica, S.A.             Honduras      Kativo Chemical Industries, S.A.           99.88
                                                               H.B. Fuller Panama, S.A.                    0.09
                                                               Chemical Supply Corporation                 0.01
                                                               Papeleria e Imprenta Calderon               0.01
                                                               Teodorica Sierra                            0.01
  * H.B. Fuller Honduras, S.A.                   Honduras      Kativo Chemical Industries, S.A.           20.00 note b
                                                               Fuller Istmena, S.A.                       20.00
                                                               Kativo de Panama, S.A.                     20.00
                                                               H.B. Fuller Panama, S.A.                   20.00
                                                               Chemical Supply Corporation                20.00
    ------------------------------------------------------------------------------------------------------------
    Industrias Kativo de Nicaragua, S.A.        Nicaragua      Kativo Chemical Industries, S.A.           99.99
                                                               Minority                                    0.01
  * H.B. Fuller Nicaragua, S.A.                 Nicaragua      Kativo Chemical Industries, S.A.           99.80
                                                               Minority                                    0.20
    ------------------------------------------------------------------------------------------------------------
    Chemical Supply Corporation                   Panama       Kativo Chemical Industries, S.A.          100.00
  * Kativo de Panama, S.A.                        Panama       Kativo Chemical Industries, S.A.          100.00 note b
  * Fuller Istmena, S.A.                          Panama       Kativo de Panama, S.A.                    100.00 note b
  * Deco Tintas Comerciales, S.A.                 Panama       Kativo Chemical Industries, S.A.          100.00 note b
  * H.B. Fuller Panama, S.A.                      Panama       Kativo Chemical Industries, S.A.          100.00 note b
  * Deco Tintas de Panama, S.A.                   Panama       Kativo Chemical Industries, S.A.          100.00 note b
    ------------------------------------------------------------------------------------------------------------
  * Chemical Supply Peruana, S.A.                  Peru        Chemical Supply Corporation                99.99 note a
                                                               Minority                                    0.01
    H.B. Fuller Peru, S.A.                         Peru        Kativo Chemical Industries, S.A.           99.00
                                                               Minority (Peru atty)                        1.00
    ------------------------------------------------------------------------------------------------------------
    H.B. Fuller Caribbean                      Puerto Rico     H.B. Fuller Caribe (Dominicana)           100.00
    ------------------------------------------------------------------------------------------------------------
    H.B. Fuller Uruguay, S.A.                    Uruguay       H.B. Fuller Argentina, S.A.               100.00
    ------------------------------------------------------------------------------------------------------------
  * H.B. Fuller Venezuela, C.A.                 Venezuela      Kativo Chemical Industries, S.A.          100.00 note b

    * -- Inactive Entities
    a -- Liquidation process has begun.
    b -- To be liquidated or merged